UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2008

SOUTHERN SAUCE COMPANY, INC.

(Exact name of registrant as specified in Charter)

Florida	33-125268	11-3737500
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

31200 Via Colinas, Ste. 200
Westlake Village, CA 91362

 (Address of Principal Executive Offices)

(818) 597-7552

 (Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 14, 2008, the Registrant amended article 3 of its articles of incorporation to affect a 2 to 1 reverse stock split of its common stock. As a result of the amendment, the Registrant’s articles of incorporation have been amended to reduce the number of authorized common shares from 100,000,000 to 50,000,000. The text of the amended to the Registrant’s articles of incorporation has been attached hereto as Exhibit 3.1.

Exhibit Number	Description

3.1	Article 3 of the Amended Articles of Incorporation of Southern Sauce Company, Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2008	SOUTHERN SAUCE COMPANY INC.

By:	/s/ John Vogel
John Vogel
Chief Executive Officer